UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2018

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois (Address of principal executive offices)		60631-3655 (Zip Code)
(708) 831-7483 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.05 Costs Associated with Exit or Disposal Activities
On May 16, 2018, First Midwest Bancorp, Inc. (the “Company”) initiated certain actions in connection with its previously announced “Delivering Excellence” initiative. This initiative embodies the Company’s ongoing commitment to providing service excellence to its clients, as well as maximizing both the efficiency and scalability of its operating platform. The Company will leverage these actions, together with its leading distribution network and technology investments, as it responds to evolving client preferences for its services, organizes to deliver those services faster and more efficiently and enhances the scalability of its operating platform for continued growth.
Components of “Delivering Excellence” include several revenue growth opportunities and improved delivery of service to clients through streamlined processes. With a greater number of the Company’s clients relying on its online and mobile applications, this initiative also includes the consolidation or closing of 19 locations across the Company’s footprint, as well as organizational realignments resulting in an approximately 7% net reduction in total workforce, of which nearly one half is expected to result from natural attrition. These actions are expected to be substantially complete by the fourth quarter of 2018.
Through these actions, the Company expects an annual, recurring benefit of approximately $22 million in 2019, rising to approximately $27 million by 2021 and in the years thereafter. Approximately 80% of these benefits will be realized from lower costs and the remainder from revenue enhancements in each respective year, largely through greater service penetration. Cost reductions will be largely implemented by the fourth quarter of 2018, with implementation costs expected to exceed these benefits in 2018 and full benefits realized beginning in 2019.
The Company expects to incur total pre-tax implementation expenses associated with “Delivering Excellence” of $25 million, of which $22 million is to be incurred in 2018, with approximately 40% of such costs attendant to closed locations, 20% to employee severance, and the remainder to general restructuring and advisory services. The Company expects to recognize the 2018 expenses beginning in the second quarter, with all expenses incurred by 2020.
Item 7.01 Regulation FD Disclosure
On May 21, 2018, the Company issued a press release announcing additional details regarding its “Delivering Excellence” initiative. This press release, dated May 21, 2018, is attached to this report as Exhibit 99.1.
Additionally, the Company is furnishing the accompanying presentation materials that it intends to use at one or more investor relations conferences or meetings with analysts or existing or potential investors during the second quarter of 2018. These materials include a discussion of the Company’s “Delivering Excellence” initiative. A copy of the materials is attached as Exhibit 99.2 to this current report on Form 8-K. The Company does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information disclosed hereby (including the information in the exhibits attached hereto).
The information set forth in this item of this current report on Form 8-K (including the information in Exhibits 99.1 and 99.2 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange

Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by First Midwest Bancorp, Inc. dated May 21, 2018.
	99.2	Presentation materials to be used at one or more investor relations conferences or meetings with analysts or existing or potential investors.
Forward-Looking Statements
This current report on Form 8-K, as well as any oral statements made by or on behalf of the Company in connection with the matters disclosed herein, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those relating to the Company’s goals and expectations in connection with “Delivering Excellence,” anticipated costs and expenses associated with the implementation of “Delivering Excellence,” including those related to consolidation or closure of locations and organizational realignments, and expected cost saves and other benefits associated with “Delivering Excellence,” as well as the timing thereof. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. The Company cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this report, and the Company undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.
Forward-looking statements are subject to certain risks, uncertainties and assumptions, including those identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact the Company’s business and financial performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	May 21, 2018	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, General Counsel, and Corporate Secretary